FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 21, 2007

                          GLOBETEL COMMUNICATIONS CORP.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-23532                  88-0292161
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)

        101 NE 3rd Ave, Suite 1500, Fort Lauderdale, FL            33301
          (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code: 954-241-0590


            Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Change in Registrant's Certifying Accountant

      McKean Paul Chrycy Fletcher & Co. has declined to accept the engagement as GlobeTel's certifying public accountants. McKean Paul Chrycy Fletcher & Co. had been appointed on January 4, 2007. McKean Paul Chrycy Fletcher & Co. performed no services for the Company and did not have any disputes with the Company.

A copy of the forgoing disclosures was provided to McKean Paul Chrycy Fletcher & Co. prior to the date of the filing of this report.



                                    SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GlobeTel Communications Corp.


Dated: March 28, 2007                  By: /s/ Peter Khoury
                                           --------------------------
                                           Peter Khoury
                                           Chief Executive Office